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Exhibit 10 (e)


                       FLORIDA EAST COAST INDUSTRIES, INC.

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

         FLORIDA EAST COAST INDUSTRIES, INC. (the "Company"), does hereby establish and adopt the following Supplemental Executive Retirement Plan (the "Plan"), effective March 28, 2005.

         The purpose of this Plan is to provide specified benefits to a select group of management or highly compensated employees who contribute materially to the continued growth, development and future business success of the Company. It is intended that this Plan, by providing this benefit, will assist the Company in attracting, motivating and retaining such individuals. This Plan shall be unfunded for tax purposes and for purposes of Title I of ERISA.

1.       DEFINITIONS

         1.1 "Account" means the account maintained on the books of the Company used solely to calculate the amount payable to the Participant under this Plan and shall not constitute a separate fund of assets.

         1.2 "Account Balance" means the amount credited to the Participant's Account under Sections 3.1 and 3.2 of this Plan.

         1.3 "Beneficiary" means the Participant's Surviving Spouse or, if none, the person designated in writing as such to the Committee on a form designated for such or, if neither, the Participant's estate.

         1.4 "Board" means the Board of Directors of the Company.

         1.5 "Cause" shall have the same meaning as that term has under the Participant's employment agreement or, if no such agreement is then in effect, the following meaning:

                  (a) a (i) material breach by the Participant of the obligations under any written agreement with the Company or (ii) failure to attempt in good faith to perform the Participant's duties and responsibilities (other than as a result of incapacity due to physical or mental illness), in either case, which is demonstrably willful and deliberate on the Participant's part provided that such breach or failure is not remedied within ten (10) days after receipt of notice from the Company specifying such breach or failure;

                  (b) the Participant's conviction of a felony or a guilty or nolo contendere plea by the Participant to a felony (other than as a result of vicarious liability where the Participant was not involved in and had no material knowledge of the action or inactions leading to the charges or had such involvement or knowledge but acted upon advice of the Company's counsel as to its legality);

                  (c) the (i) insubordination after written notice from the Board or willful engaging by the Participant in misconduct or (ii) the Participant's gross negligence, in


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         either case, with regard to the Company or the Participant's duties, which have, or is likely to have, a material adverse impact on the Company; or

                  (d) a material act of dishonesty or breach of trust on the Participant's part resulting or intending to result, directly or indirectly, in material personal or family gain or enrichment at the expense of the Company.

For purposes of this Section 1.5, no act, or failure to act, on the Participant's part shall be considered "willful" unless done or omitted to be done, by the Participant not in good faith and without reasonable belief that the Participant's action or omission was in the best interests of the Company. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or based upon the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by the Participant in good faith and in the best interests of the Company. In the event that the Participant alleges that the failure to attempt to perform the Participant's duties and responsibilities is due to a physical or mental illness, and thus not "Cause" under (a) above, the Participant shall be required to furnish the Company with a written statement from a licensed physician which confirms the Participant's inability to attempt to perform due to such physical or mental illness.

         1.6 "Code" means the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision and any Treasury Regulation promulgated thereunder.

         1.7 "Committee" means the Compensation Committee of the Board.

         1.8 "Company" means Florida East Coast Industries, Inc., or any successor thereto.

         1.9 "Disability" shall have the same meaning as that term has under the Participant's employment agreement or, if no such agreement is then in effect, the following meaning: the absence of the Participant from the Participant's duties with the Company on a full-time basis for one hundred eight (180) consecutive business days as a result of incapacity due to mental or physical illness which is determined to be total and permanent by a physician selected by the Company or its insurers and acceptable to the Participant or the Participant's legal representative (such agreement as to acceptability not to be withheld unreasonably).

         1.10 "Effective Date" means March 28, 2005.

         1.11 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended. Any reference to any section of ERISA shall also be a reference to any successor provision and any Department of Labor Regulation promulgated thereunder.

         1.12 "Good Reason" shall have the same meaning as that term has under the Participant's employment agreement, if any.

         1.13 "Participant" means any employee who is eligible, pursuant to
Section 2.1, below, to participate in this Plan, and who has elected to do so in accordance with Section 2.2, below. Such employee shall remain a Participant in this Plan until such time as all benefits payable under this Plan have been paid in accordance with the provisions hereof.

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         1.14 "Participation Agreement" means a written agreement, as may be amended from time to time, which is entered into between a Participant and the Company.

         1.15 "Plan" means this Supplemental Executive Retirement Plan, as may be amended form time to time.

         1.16 "Surviving Spouse" means, if the Participant dies on or before receipt of all benefits under this Plan, the spouse to whom the Participant is married on the date of the Participant's death.

2.       ELIGIBILITY AND PARTICIPATION

         2.1 Eligibility. Eligibility to participate in the Plan shall be limited to those select group of management and/or highly compensated employees of the Company who are designated and approved by the Committee, from time to time.

         2.2 Participation. An employee's participation in the Plan shall be effective upon notification to the employee by the Committee of eligibility to participate and completion and submission of a Participation Agreement to the Committee. In addition, the Committee may establish from time to time other enrollment requirements as it determines in its sole discretion are necessary.

         2.3 Change in Employment Status. If the Committee determines that a Participant's employment performance is no longer at a level that warrants reward through participation in the Plan, but does not terminate the Participant's employment with the Company, the Participant's benefits under the Plan shall be limited to the Account Balance as of the date so specified by the Committee, and no new contributions by the Company shall be made on behalf of such Participant after notice of such determination is given by the Committee, unless the Participant later satisfies the requirements of Sections 2.1 and 2.2, above.

3.       Plan Benefits

         3.1 Contributions to Account. The Company shall make contributions to the Participant's Account as provided in the Participant's Participation Agreement, provided the Participant is employed by the Company on the dates provided therein.

         3.2 Earnings. On (a) the last business day of each calendar year (provided the Participant is employed by the Company on such date), and (b) immediately prior to the distribution of the Participant's benefits pursuant to
Section 3.4, 3.5, 3.6 or 3.7, the Participant's Account shall be credited with earnings in an amount equal to the product of the greater of 5% or the applicable federal rate (based on the long term rate for January of each year) times the Account Balance immediately after the last such earnings credit (adjusted pro rata for a partial year).

         3.3 Vesting of Benefit and Forfeitures. The vesting of benefits shall be set forth in the Participation Agreement. The Participant shall be 100% vested in the Account Balance if the Participant's employment terminates by reason of death or Disability, or if the Participant's

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employment is terminated by the Participant with Good Reason (if the same is provided in an employment agreement between the Participant and the Company) or terminated by the Company without Cause. If the Participant's employment terminates for any reason not specified above prior to the Vesting Date, the Participant shall forfeit the entire Account Balance and no benefit shall be payable to either the Participant or the Participant's Beneficiary hereunder.

         3.4 Termination Benefit. Except as provided in Section 3.7, within ten
(10) business days after the Participant's employment terminates other than for death or Disability, the Company shall pay to the Participant a lump sum payment equal to the Participant's vested Account Balance, if any.

         3.5 Disability Benefit. Except as provided in Section 3.7, within ten
(10) business days after the Participant's employment terminates due to Disability, the Company shall pay to the Participant a lump sum payment equal to the Participant's Account Balance.

         3.6 Death Benefit. If the Participant dies while employed by the Company (or, if the Participant became entitled to benefits under Section 3.4 or 3.5 and dies prior to receipt of such benefits) the Participant's Beneficiary shall receive a lump sum payment equal to the Participant's Account Balance within ten (10) business days after the Participant's death.

         3.7 409A Compliance. The payment of the Participant's benefit under this Plan as set forth herein or in the Participation Agreement shall be postponed to the extent necessary to cause such distribution to comply with
Section 409A of the Code.

4.       SOURCE OF PAYMENTS

         4.1 Unfunded and Unsecured. This Plan is an unfunded plan maintained primarily to provide deferred compensation benefits for a select group of management or highly-compensated employees within the meaning of Sections 201, 301, and 401 of ERISA, and therefore is exempt from the provisions of Parts 2, 3 and 4 of Title I of ERISA. No Participant or Beneficiary shall have any interest whatsoever in any specific asset of the Company. To the extent that any Participant or Beneficiary acquires a right to receive payments under this Plan, such right shall be no greater than the right of any unsecured general creditor of the Company.

         4.2 Accumulation of Assets to Pay Benefits. At its own discretion, the Company may segregate or otherwise accumulate assets, including insurance, annuity contracts or other types of investments as it deems desirable in order to accumulate the necessary assets to provide for the future benefit payments under this Plan. Notwithstanding anything to the contrary herein, the Company shall be under no obligation to accumulate assets to pay the benefits provided under this Plan nor shall any assets so accumulated be restricted in any way by the Participant.

5.       ADMINISTRATION

         5.1 General Authority. The Committee is authorized to interpret this Plan, to prescribe, amend, and rescind procedures, rules and regulations relating to this Plan, provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company, and to make all other determinations necessary or advisable for the administration of

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this Plan, but only to the extent not contrary to the express provisions of this
Plan. Any determination, interpretation or other action made or taken pursuant to the provisions of this Plan by the Committee shall be final and shall be binding and conclusive for all purposes and upon all persons.

         5.2 Delegation. The Committee may, at its discretion, delegate the administrative duties related to this Plan to an officer or employee of the Company to the extent permitted by applicable law, rule or regulation (including any applicable stock exchange listing or corporate governance standards).

6.       CLAIMS AND REVIEW PROCEDURE

         6.1 For benefit claims other than upon termination of employment due to
Disability:

                  (a) Claims Procedure. If the Participant has not received benefits under this Plan that he believes should be paid, the Participant shall make a claim for such benefits as follows:

                           (i) Initiation - Written Claim. The Participant initiates a claim by submitting to the Committee a written claim for the benefits.

                           (ii) Timing of Company Response. The Committee shall respond to the Participant within ninety (90) days after receiving the claim. If the Committee determines that special circumstances require additional time for processing the claim, the Committee can extend the response period by an additional ninety (90) days by notifying the Participant in writing, prior to the end of the initial 90-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Committee expects to render its decision.

                           (iii) Notice of Decision. If the Committee denies part or all of the claim, the Committee shall notify the Participant in writing of such denial. The Committee shall write the notification in a manner calculated to be understood by the Participant. The notification shall set forth:

                                    (A)      The specific reasons for the
                                             denial;

                                    (B)      A reference to the specific
                                             provisions of this Plan on which
                                             the denial is based;

                                    (C)      A description of any additional
                                             information or material necessary
                                             for the Participant to perfect the
                                             claim and an explanation of why it
                                             is needed;

                                    (D)      An explanation of this Plan's
                                             review procedures and the time
                                             limits applicable to such
                                             procedures; and


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                                    (E)      A statement of the Participant's
                                             right to bring a civil action under
                                             ERISA Section 502(a) following an
                                             adverse benefit determination on
                                             review.

                  (b) Review Procedure. If the Committee denies part or all of the claim, the Participant shall have the opportunity for a full and fair review by the Committee of the denial, as follows:

                           (i) Initiation - Written Request. To initiate the review, the Participant, within sixty
                                    (60) days after receiving the Committee's notice of denial, must file with the Committee a written request for review.

                           (ii) Additional Submissions - Information Access. The Participant shall then have the opportunity to submit written comments, documents, records and other information relating to the claim. The Committee shall also provide the Participant, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the Participant's claim for benefits.

                           (iii) Considerations on Review. In considering the review, the Committee shall take into account all materials and information the Participant submits relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

                           (iv) Timing of Committee Response. The Committee shall respond in writing to such Participant within sixty (60) days after receiving the request for review. If the Committee determines that special circumstances require additional time for processing the claim, the Committee can extend the response period by an additional sixty (60) days by notifying the Participant in writing, prior to the end of the initial 60-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Committee expects to render its decision.

                           (v) Notice of Decision. The Committee shall notify the Participant in writing of its decision on review. The Committee shall write the notification in a manner calculated to be understood by the Participant. If the claim is denied, the notification shall set forth:

                                    (A)      The specific reasons for the
                                             denial;

                                    (B)      A reference to the specific
                                             provisions of this Plan on which
                                             the denial is based;

                                    (C)      A statement that the Participant is
                                             entitled to receive, upon request
                                             and free of charge, reasonable
                                             access to, and

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                                             copies of, all documents, records
                                             and other information relevant (as
                                             defined in applicable ERISA
                                             regulations) to the Participant's
                                             claim for benefits; and

                                    (D)      A statement of the Participant's
                                             right to bring a civil action under
                                             ERISA Section 502(a).

         6.2 For benefit claims upon termination of employment due to
Disability:

                  (a) Claims Procedures. If the Participant has not received benefits under this Plan that he believes should be paid, the Participant shall make a claim for such benefits as follows:

                           (i) Initiation - Written Claim. The Participant initiates a claim by submitting to the Committee a written claim for the benefits.

                           (ii) Timing of Committee Response. The Committee shall notify the Participant in writing or electronically of any adverse determination as set out in this section.

                           (iii) Notice of Decision. If the Committee denies part or all of the claim, the Committee shall notify the Participant in writing of such denial. The Committee shall write the notification in a manner calculated to be understood by the Participant. The notification shall set forth:

                                    (A)      The specific reasons for the
                                             denial;

                                    (B)      A reference to the specific
                                             provisions of this Plan on which
                                             the denial is based;

                                    (C)      A description of any additional
                                             information or material necessary
                                             for the Participant to perfect the
                                             claim and an explanation of why it
                                             is needed;

                                    (D)      An explanation of the Plan's review
                                             procedures and the time limits
                                             applicable to such procedures;

                                    (E)      A statement of the Participant's
                                             right to bring a civil action under
                                             ERISA Section 502(a) following an
                                             adverse benefit determination on
                                             review;

                                    (F)      Any internal rule, guideline,
                                             protocol, or other similar
                                             criterion relied upon in making the
                                             adverse determination, or a
                                             statement that such a rule,
                                             guideline, protocol, or other
                                             similar criterion was relied upon
                                             in making the adverse determination
                                             and that the Participant can
                                             request and receive free of charge
                                             a copy of such rule, guideline,
                                             protocol or other criterion from
                                             the Committee; and

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                                    (G)      If the adverse benefit
                                             determination is based on a medical
                                             necessity or experimental treatment
                                             or similar exclusion or limit,
                                             either an explanation of the
                                             scientific or clinical judgment for
                                             the determination, applying the
                                             terms of this Plan to the
                                             Participant's medical
                                             circumstances, or a statement that
                                             such explanation will be provided
                                             free of charge upon request.

                           (iv) Timing of Notice of Denial/Extensions. The Committee shall notify the Participant of denial of benefits in writing or electronically not later than forty-five
                                    (45) days after receipt of the claim by the Committee. The Committee may elect to extend notification by two 30-day periods subject to the following requirements:

                                    (A)      For the first 30-day extension, the
                                             Committee shall notify the
                                             Participant (1) of the necessity of
                                             the extension and the factors
                                             beyond the Committee's control
                                             requiring an extension; (2) prior
                                             to the end of the initial 45-day
                                             period; and (3) of the date by
                                             which the Committee expects to
                                             render a decision.

                                    (B)      If the Committee determines that a
                                             second 30-day extension is
                                             necessary based on factors beyond
                                             the Committee's control, the
                                             Committee shall follow the same
                                             procedure in (A) above, with the
                                             exception that the notification
                                             must be provided to the Participant
                                             before the end of the first 30-day
                                             extension period.

                                    (C)      For any extension provided under
                                             this section, the Notice of
                                             Extension shall specifically
                                             explain the standards upon which
                                             entitlement to a benefit is based,
                                             the unresolved issues that prevent
                                             a decision on the claim, and the
                                             additional information needed to
                                             resolve those issues. The
                                             Participant shall be afforded 45
                                             days within which to provide the
                                             specified information.

                  (b) Review Procedures - Denial of Benefits. If the Committee denies part or all of the claim, the Participant shall have the opportunity for a full and fair review by the Committee of the denial, as set forth below, or in accordance with the dispute resolutions of a Participant's employment agreement, if any.

                           (i) Initiation of Appeal. Within 180 days following notice of denial of benefits, the Participant shall initiate an appeal by submitting a written notice of appeal to the Committee.

                           (ii) Submissions on Appeal - Information Access. The Participant shall be allowed to provide written comments, documents, records,

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                                    and other information relating to the claim
                                    for benefits. The Committee shall provide to the Participant, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant (as defined in applicable ERISA regulations) to the Participant's claim for benefits.

                           (iii) Additional Committee Responsibilities on Appeal. On appeal, the Committee shall:

                                    (A)      Take into account all materials and
                                             information the Participant submits
                                             relating to the claim, without
                                             regard to whether such information
                                             was submitted or considered in the
                                             initial benefit determination;

                                    (B)      Provide for a review that does not
                                             afford deference to the initial
                                             adverse benefit determination and
                                             that is conducted by an appropriate
                                             named fiduciary of the Committee
                                             who is neither the individual who
                                             made the adverse benefit
                                             determination that is the subject
                                             of the appeal, nor the subordinate
                                             of such individual;

                                    (C)      In deciding an appeal of any
                                             adverse benefit determination that
                                             is based in whole or in part on a
                                             medical judgment, including
                                             determinations with regard to
                                             whether a particular treatment,
                                             drug, or other item is
                                             experimental, investigational, or
                                             not medically necessary or
                                             appropriate, consult with a health
                                             care professional who has
                                             appropriate training and experience
                                             in the field of medicine involved
                                             in the medical judgment;

                                    (D)      Identify medical or vocational
                                             experts whose advice was obtained
                                             on behalf of the Committee in
                                             connection with a Participant's
                                             adverse benefit determination,
                                             without regard to whether the
                                             advice was relied upon in making
                                             the benefit determination; and

                                    (E)      Ensure that the health care
                                             professional engaged for purposes
                                             of a consultation under subsection
                                             (C) above shall be an individual
                                             who was neither an individual who
                                             was consulted in connection with
                                             the adverse benefit determination
                                             that is the subject of the appeal,
                                             nor the subordinate of any such
                                             individual.

                           (iv) Timing of Notification of Benefit Denial - Appeal Denial. The Committee shall notify the Participant not later than forty-five
                                    (45) days after receipt of the Participant's request for review by the Committee, unless the Committee determines that special circumstances require an extension of time for processing the claim. If the Committee determines that an extension is required,

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                                    written notice of such shall be furnished to
                                    the Participant prior to the termination of the initial 45-day period, and such extension shall not exceed forty-five (45) days. The Committee shall indicate the special circumstances requiring an extension of time and the date by which the Committee expects to render the determination on review.

                           (v) Content of Notification of Benefit Denial. The Committee shall provide the Participant with a notice calculated to be understood by the Participant, which shall contain:

                                    (A)      The specific reason or reasons for
                                             the adverse determination;

                                    (B)      Reference to the specific Plan
                                             provisions on which the benefit
                                             determination is based;

                                    (C)      A statement that the Participant is
                                             entitled to receive, upon request
                                             and free of charge, reasonable
                                             access to, and copies of all
                                             documents, records, and other
                                             relevant information (as defined in
                                             applicable ERISA regulations);

                                    (D)      A statement of the Participant's
                                             right to bring an action under
                                             ERISA Section 502(a);

                                    (E)      Any internal rule, guideline,
                                             protocol, or other similar
                                             criterion relied upon in making the
                                             adverse determination, or a
                                             statement that such a rule,
                                             guideline, protocol, or other
                                             similar criterion was relied upon
                                             in making the adverse determination
                                             and that the Participant can
                                             request and receive free of charge
                                             a copy of such rule, guideline,
                                             protocol or other criterion from
                                             the Committee;

                                    (F)      If the adverse benefit
                                             determination is based on a medical
                                             necessity or experimental treatment
                                             or similar exclusion or limit,
                                             either an explanation of the
                                             scientific or clinical judgment for
                                             the determination, applying the
                                             terms of this Plan to the
                                             Participant's medical
                                             circumstances, or a statement that
                                             such explanation will be provided
                                             free of charge upon request; and

                                    (G)      The following statement: "You and
                                             your Plan may have other voluntary
                                             alternative dispute resolution
                                             options such as mediation. One way
                                             to find out what may be available
                                             is to contact your local U.S.
                                             Department of Labor Office and your
                                             state insurance regulatory agency."

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7.       MISCELLANEOUS

         7.1 Non-transferability. No right or interest of the Participant or any Beneficiary in this Plan shall be assignable or transferable, or subject to any lien, including execution, levy, garnishment, attachment, pledge or bankruptcy, except to the extent as may be required by law.

         7.2 Withholding and Payroll Taxes. The Company shall withhold from any and all benefit payments made under this Plan, all federal, state and local income taxes, employment and other taxes required to be withheld by the Company in connection with the benefits hereunder, in amounts to be determined in the sole discretion of the Company. If employment or other taxes are required to be withheld prior to payment of benefits, the Company may reduce the Participant's other compensation, require that the Participant remit to the Company additional amounts, or make such other arrangements with the Participant as the Company shall determine to be necessary to satisfy such obligation.

         7.3 Amendments. Subject to the Company's obligations to provide a SERP benefit set forth in an employment agreement between a Participant and the Company, the Company may terminate, modify or amend this Plan at any time or from time to time, in whole or in part; provided, however, that, without the Participant's written consent, no such termination, modification or amendment shall be effective if it would reduce the Participant's right to receive any vested benefits, or the right of a Beneficiary to receive a vested benefit, earned though the date of the termination, modification or amendment in accordance with this Plan as in effect on the date of execution.

         7.4 No Right to Employment or Participation. Nothing in this Plan shall interfere with or limit in any way the right of the Company to terminate or change the Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company for any period of time or to continue the Participant's present or any other rate of compensation.

         7.5 Non-Exclusivity. Nothing contained herein is intended to amend, modify or rescind any previously approved compensation agreement or program entered into by the Company. The benefits under this Plan shall be in addition to any and all such agreements or programs.

         7.6 Headings. The headings of the Articles and sections in this Plan are for the convenience of reading only and are not meant to be of substantive significance and shall not add or detract from the meaning of this Plan.

         7.7 Successors and Assigns. The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Plan in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Plan, "Company" shall mean the Company as herein before defined and any successor that executes and delivers the agreement provided for in this Section 7.7 or which otherwise becomes bound by all the terms and provisions of this Plan by operation of law.

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         7.8 Severability. If any provision of this Plan or the application of such provision to any person or circumstance shall be held (by a court of competent jurisdiction) to be invalid, illegal, or unenforceable under the applicable law of any jurisdiction, (a) the remainder of this Plan or the application of such provision to other persons or circumstances or in other jurisdictions shall not be affected thereby, and (b) such invalid, illegal, or unenforceable provision shall not affect the validity or enforceability of any other provision of this Plan.

         7.9 Governing Law. To the extent not preempted by federal law, this Plan shall be governed by the laws of the State of Florida, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction.

         7.10 409A. The Company intends that this Plan will be in full compliance with Section 409A of the Code and that to the extent any provision would be in violation thereof, it will be adjusted in such manner as the Participant and the Company mutually agree to be in compliance with Section 409A of the Code and maintain the intent hereof to the maximum extent possible.






















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